Exhibit 99.1 Associated Banc-Corp BancAnalysts Association of Boston Conference Brookfield Office (Milwaukee MSA) – Opened October 2017 November 7, 2019

FORWARD-LOOKING STATEMENTS Important note regarding forward-looking statements: Statements made in this presentation which are not purely historical are forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. This includes any statements regarding management’s plans, objectives, or goals for future operations, products or services, and forecasts of its revenues, earnings, or other measures of performance. Such forward-looking statements may be identified by the use of words such as “believe,” “expect,” “anticipate,” “plan,” “estimate,” “should,” “will,” “intend,” "target," “outlook” or similar expressions. Forward-looking statements are based on current management expectations and, by their nature, are subject to risks and uncertainties. Actual results may differ materially from those contained in the forward-looking statements. These forward-looking statements include: management plans relating to the proposed acquisition of First Staunton Bancshares, Inc. (“proposed transaction”); the expected timing of the completion of the proposed transaction; the ability to complete the proposed transaction; the ability to obtain any required regulatory approvals; any statements of the plans and objectives of management for future operations, products or services; any statements of expectation or belief; projections related to certain financial results or other benefits of the proposed transaction; and any statements of assumptions underlying any of the foregoing. Factors which may cause actual results to differ materially from those contained in such forward-looking statements include those identified in the Company’s most recent Form 10-K and subsequent SEC filings, and such factors are incorporated herein by reference. Additional factors which may cause actual results of the proposed transaction to differ materially from those contained in forward-looking statements are the possibility that expected benefits of the proposed transaction may not materialize in the timeframe expected or at all, or may be more costly to achieve; the proposed transaction may not be timely completed, if at all; that required regulatory approvals are not obtained or other customary closing conditions are not satisfied in a timely manner or at all; reputational risks and the reaction of shareholders, customers, employees or other constituents to the proposed transaction; and diversion of management time on acquisition-related matters. Trademarks: All trademarks, service marks, and trade names referenced in this material are official trademarks and the property of their respective owners. Presentation: Within the charts and tables presented, certain segments, columns and rows may not sum to totals shown due to rounding. 1

OUR FRANCHISE Associated Bank will be the Midwest’s premier financial services company, distinguished by consistent, quality customer experiences, built upon a strong Our Vision commitment to our colleagues and the communities we serve, resulting in exceptional value to our shareholders through economic cycles. Highlights and Accomplishments 3Q19 Average Loans By Business Segment . Largest bank headquartered in Wisconsin1 Corporate and 53% Commercial Specialty . #1 Mortgage Lender in Wisconsin2 Community, Consumer, 44% . Top 40 U.S. insurance brokerage firm3 and Business 2% Other Select ASB Metro Market Unemployment Rates4 Madison, WI………..………..………….… 2.4% Minneapolis – St. Paul, MN…………....… 3.0% Green Bay, WI……………………….….… 3.2% 1Based on assets, as of September 30, 2019. 2The Wisconsin’s #1 Mortgage Lender designation is based on originated, closed-end mortgage loan count, gathered from the Home Mortgage Disclosure Act data compiled annually by the Consumer Financial Protection Bureau. The results of the data were obtained through the Consumer Financial Protection Bureau Mortgage Database (HMDA), August 2019. 2 3Business Insurance magazine, July 2019. Rankings based on 2018 brokerage revenue gathered by U.S. based clients. 4U.S. Bureau of Labor Statistics, Civilian labor force and unemployment by metropolitan area, seasonally adjusted, September 2019.

Question: What ever happened to The First National? 3

Question: What ever happened to The First National? Answer: We are The First National In 1970, three strong banks in Northeast …and Associated now has a total of 9 Wisconsin formed Associated Bank… First National Banks in its heritage First National Bank of Columbus First National Bank of Hudson (MN) First National Bank First National Bank of Minocqua and of Neenah Woodruff 1861 First National Bank of Portage First National Bank of Rhinelander Kellogg Citizens First National Bank of Rushford (MN) National Bank First National Bank in Staunton (IL), 1874 expected February 2020 First National Bank of Sturgeon Bay First National Bank of Waukegan Manitowoc Savings Bank Plus >90 other savings and 1884 community banks 4

COMMUNITY MARKETS FOCUS Background . We are building upon and nurturing our First National roots in our Community Markets Eau Claire Northern . Outside of metropolitan markets, we operate with a virtual Wisconsin Community Bank model offering our full suite of services Central through a local, integrated, relationship driven team Wisconsin Full Service Community Banking Wealth Commercial Branch Mortgage Management & Business Banking Lending Rochester & Insurance Banking Rockford La Crosse Peoria Strategic Advantages Of Community Markets Focus . Localized approach ensures the customer experience is at the forefront of decisions and actions Southern Illinois . Virtual community banks with our full suite of financial and risk management solutions in midsize markets . Community-based Market Presidents are positioned as active community partners and financial leaders 5

COMMUNITY MARKETS SUCCESSES Our Community Markets focus has ... and we enjoy a ‘Top-3’ share led to market-leading results in in most of our Wisconsin many of the markets we serve... Markets Top Market Share Green Bay Rhinelander Janesville Rockford Marshfield Shawano Neenah #2 Market Share Lacrosse Oconomowoc Madison Oshkosh Menomonee Falls Sheboygan #3 Market Share Appleton Stevens Point Eau Claire Sun Prairie Manitowoc Watertown Marinette Whitewater Milwaukee 6 Source: FDIC Deposit Market Share Report as of June 30, 2019.

COMMUNITY MARKETS SUCCESS DRIVES FRANCHISE GROWTH Our Community Markets success has contributed to: Total Deposits Wisconsin Deposit Market Share Deposits Per Branch ($ in billions) ($ in millions) 55% growth in deposits... …a 24% expansion of our …and a near doubling of core market share… our deposits per branch $99 $25 11.5% 9.2% $16 $55 2009 2019 2009 2019 2009 2019 Source: FDIC Deposit Market Share Report as of June 30 for the years indicated. 7

ADAPTING TO CHANGING CUSTOMER BEHAVIOR Active Retail Mobile User Adoption1 Number of Branches2 As almost 50% of our retail …Associated has systematically been reducing customers have adopted mobile its branch count in parallel banking… 279 270 238 248 237 226 236 48% 215 217 213 20 31 27 205 201 5% 2011 2019 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 ASB BKMU (58) HBAN (32) Only 248 of the 369 branches owned or acquired since 2010 remain open today. This reflects a 33% reduction in the combined branch network. 1Retail primary checking customers who have signed in in the last 90 days as a percentage of all retail primary checking customers. Value for 2011 as of year end, value for 2019 as of September 30, 2019. 8 2Value for 2019 as of September 30, 2019.

CUSTOMER BEHAVIOR DRIVES TECH SPEND Technology and On Being Local Total Assets1 Average FTE2 Equipment Expense Not so long ago, being ($ in billions) ($ in millions) locally focused meant: . Being present for our customers As we’ve grown …our personnel …but we’ve more . Supporting the local our assets by count has than doubled our community (Chamber, ~50% since 2010... remained technology and Rotary, etc.) relatively equipment spend steady… With our First National roots, we have always been local But now, being local also means: . Being accessible and $33 responding to concerns $108 24/7/365 4,766 4,703 . Enabling transactions $22 24/7/365 $48 . Quick decisions and dynamic responses 2010 2019 2010 2019 2010 2019E 12010 data as of year end, 2019 data as of September 30, 2019. 9 22019 data is year-to-date through September 30,2019.

ENHANCING OUR DIGITAL PLATFORM

External partnerships and internal innovation transform customer experience and increase efficiency

Banking Services Are Current Focus

Innovation has so far focused on

- Unbundling of banking services
- Improving the front end for customers

Banking Infrastructure Is Future Focus

- Infrastructure has been largely untouched by fintech startups due to high entry barriers
- Reinventing banking rails may be next wave of innovation as cloud computing and "banking as a service" takes hold

ASB Fintech Initiatives in 2019 and Beyond

Partner	Application	Status/Timing
uOpen	Online deposit acct opening upgrade	✓ 1Q19
clover	Merchant terminal upgrade	✓ 1Q19
Zelle	Person-to-person (P2P) payments	✓ 1Q19
Origenate	Digital consumer loan application	✓ 1Q19
Paycor	Business payroll product	✓ 2Q19
Entrust Datacard	Contactless debit cards	✓ 2Q19
G Pay	Mobile wallet	✓ 2Q19
timetrade	Digital appointment scheduling	✓ 3Q19
blend	Digital mortgage loan application	✓ 3Q19
Elan	Mobile credit card information	✓ 3Q19
NCR	Next generation ATMs	● 4Q19
FUNDATION	Digital business loan application	● 1Q20
DocuSign	Digital signatures in branches	● 2020
fiserv.	Online, mobile, core systems	● Ongoing

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INTERNAL INNOVATION

Associated Bank
Innovation Lab

- **Full-fledged technology lab** within Associated Bank
- Combined **in-house and fintech** application development
  - Agile, creative team with strong, diverse technology experience
  - Sustainable process & resource model to foster learning and gain new insights
- Innovative, **customer-centric** focus
  - Driven by customer experience data
  - Designed for user experience
  - Beta tested to ensure quality, efficiency and compliance

Innovation Lab Use Cases

- **Customer Experience**
  - Mortgage & small business loan application processes
  - Online/mobile appointment scheduling
  - Enhanced mobile experiences - direct messaging, card activation/deactivation, cardless ATMs
- **Efficiency**
  - Applications designed for self service
  - Omni-channel account opening platforms
- **Compliance**
  - Eliminate manual workarounds
  - Artificial intelligence decision making

AB Innovation Lab Initiatives

Partner	Application	Status/Timing
Associated Bank Innovation Lab	Debit card control	● 2Q20
	AB money clip	● 3Q20

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ASSOCIATED AT ITS CORE Community Bank Regional Bank “First National Values” “Powerful Digital Presence” . Focus on relationships . Larger bank products, and service strength and lending limits . Flexible, local decision- . Deep industry expertise making . Efficiency and innovation . “Your Money Works Here” . 24/7/365 access and capabilities 12